SUPPLEMENT DATED DECEMBER 19, 2008
TO THE PROSPECTUS FOR PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
DATED APRIL 30, 2008

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

Extension of Money Market Guarantee Program

The Board of Directors of Principal Variable Contracts Funds, Inc. (the “Board”) approved the continued participation by the Money Market Account (the “Account”) in the United States Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program guarantees the net asset value of certain shares of the Account as of September 19, 2008. See the October 14, 2008 prospectus supplement for more information about the Program.

The Program has been extended by the Treasury from December 19, 2008 until April 30, 2009. The costs for continued participation in the Program are 0.015% of the net assets of the Fund as of September 19, 2008 and shall be borne by the Account. If the Treasury elects to further extend the Program, the Board will consider whether to continue the Account’s participation in the Program.